Report of Independent
Registered Public Accounting Firm

To the Shareholders and Board
of Trustees of
Federated Premier Intermediate
 Municipal Income Fund:

In planning and performing our
 audit of the financial
statements of Federated Premier
Intermediate Municipal Income
Fund (the "Fund") as of and for
 the year ended November 30,
2009, in accordance with the
standards of the Public
Company Accounting Oversight Board
(United States), we considered
the Fund's internal control over
financial reporting, including
controls over safeguarding
securities, as a basis for
designing our auditing procedures
for the
purpose of expressing our opinion
 on the financial statements and
to comply with the
requirements of Form N-SAR, but
 not for the purpose of expressing
 an opinion on the
effectiveness of the Fund's internal
control over financial reporting.
 Accordingly, we express no
such opinion.

The management of the Fund is
responsible for establishing
and maintaining effective internal
control over financial reporting.
 In fulfilling this responsibility,
estimates and judgments by
management are required to assess
the expected benefits and related
 costs of controls. A
company's internal control over
 financial reporting is a process
 designed to provide reasonable
assurance regarding the reliability
 of financial reporting and the
 preparation of financial
statements for external purposes
 in accordance with generally
accepted accounting principles.
 A
company's internal control over
 financial reporting includes
those policies and procedures that (1)
pertain to the maintenance of
 records that, in reasonable
detail, accurately and fairly
 reflect the
transactions and dispositions
of the assets of the company;
 (2) provide reasonable assurance
that
transactions are recorded as
necessary to permit preparation
of financial statements in
accordance
with generally accepted accounting
principles, and that receipts and
 expenditures of the company
are being made only in accordance
with authorizations of management
and directors of the
company; and (3) provide reasonable
 assurance regarding prevention or
 timely detection of
unauthorized acquisition, use or
disposition of a company's assets
 that could have a material
effect on the financial statements.

Because of its inherent limitations,
 internal control over financial
reporting may not prevent or
detect misstatements. Also,
projections of any evaluation
 of effectiveness to future periods are
subject to the risk that controls
 may become inadequate because of
 changes in conditions, or that
the degree of compliance with the
policies or procedures may deteriorate.

A deficiency in internal control
over financial reporting exists
when the design or operation of a
control does not allow management
or employees, in the normal course
of performing their
assigned functions, to prevent or
detect misstatements on a timely
basis.  A material weakness is a
deficiency, or a combination of
deficiencies, in internal control
 over financial reporting, such that
there is a reasonable possibility
that a material misstatement of the
 company's annual or interim
financial statements will not be
 prevented or detected on a timely basis

Our consideration of the Fund's
internal control over financial
reporting was for the limited
purpose described in the first
 paragraph and would not necessarily
 disclose all deficiencies in
internal control that might be
 material weaknesses under standards
established by the Public
Company Accounting Oversight Board
 (United States).  However, we
noted no deficiencies in
the Fund's internal control over
financial reporting and its operation,
 including controls over
safeguarding securities, that we
consider to be a material weakness
 as defined above as of
November 30, 2009.

This report is intended solely
 for the information and use of
management and the Board of
Trustees of the Fund and the
Securities and Exchange Commission
 and is not intended to be and
should not be used by anyone
other than these specified parties.



ERNST & YOUNG LLP


Boston, Massachusetts
January 25, 2010